                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant
    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.142-12

                                         ASHLAND COAL, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
* Set forth the amount on which the filing fee is calculated and state how it was determined.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                               ASHLAND COAL, INC.
             P.O. BOX 6300 - HUNTINGTON, WV 25771 - (304) 526-3333

                                  March 31, 1994

Dear Stockholder:

    You are cordially invited by me and the other members of the Board of Directors of Ashland Coal, Inc. to attend the Annual Meeting of Stockholders to be held in Huntington, West Virginia, on Friday, April 29, 1994 at 10:30 a.m.

    The formal business to be conducted is the election of Directors and ratification of Ernst & Young as independent auditors of the company. After completion of the formal business, I will review Ashland Coal's 1993 results of operations and the outlook for the future. Officers and directors will be available to answer any questions you may have about the company.

    We hope you can attend the meeting in person. If you plan to attend in person, please mark the attendance block shown on the proxy card.

    WHETHER OR NOT YOU PLAN TO ATTEND, I URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE WHICH IS PROVIDED SO THAT YOUR SHARES CAN BE REPRESENTED AT THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE BOARD NOMINEES AND FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS INDEPENDENT AUDITORS FOR 1994.

    I hope you will review the enclosed Annual Report. I look forward to seeing you in Huntington.

                                  Sincerely,

                                                 WILLIAM C. PAYNE
                                              CHAIRMAN OF THE BOARD,
                                               PRESIDENT AND CHIEF
                                                EXECUTIVE OFFICER

/dk

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF
                              ASHLAND COAL,  INC.
                           TO BE HELD APRIL 29, 1994

TO THE STOCKHOLDERS:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Ashland Coal, Inc., a Delaware corporation ("Ashland Coal"), will be held on Friday, April 29, 1994, at 10:30 A.M., local time, at the Ashland Coal Headquarters Building, 2205 Fifth Street Road, Huntington, West Virginia, and at any adjournment thereof, to take action upon the following proposals as well as such other business as may properly come before the Annual Meeting or any adjournment thereof:

        (1) to elect ten directors to the Board of Directors, three of whom shall be elected by holders of outstanding shares of Preferred Stock and seven of whom shall be elected by holders of outstanding shares of Common Stock, and

        (2) to ratify the appointment of Ernst & Young as independent auditors for 1994.

    The Board of Directors has fixed the close of business on March 22, 1994, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

    In order that your stock may be represented at the Annual Meeting, please date and sign the enclosed form of proxy and return it to the undersigned. If you attend the Annual Meeting and give written notice to Ashland Coal's Secretary prior to the voting of the proxy, you may vote in person even though you have previously sent in your form of proxy.

                                  By Order of the Board of Directors,

                                                  ROY F. LAYMAN
                                          ADMINISTRATIVE VICE PRESIDENT
                                                  AND SECRETARY

Huntington, West Virginia
March 31, 1994

                               ASHLAND COAL, INC.

                             2205 FIFTH STREET ROAD
                        HUNTINGTON, WEST VIRGINIA 25701
                                 (304) 526-3333

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 29, 1994

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Ashland Coal, Inc. ("Ashland Coal") of proxies to be voted at the Annual Meeting of Stockholders to be held on Friday, April 29, 1994, at 10:30 A.M., local time, at the Ashland Coal Headquarters Building, 2205 Fifth Street Road, Huntington, West Virginia, and at any adjournment thereof, for the purposes set forth in the accompanying Notice. This Proxy Statement and the accompanying form of proxy will be mailed to stockholders commencing on or about March 31, 1994. Ashland Coal's mailing address is P. O. Box 6300, Huntington, West Virginia 25771. An annual report including financial statements for the year ended December 31, 1993, is enclosed with this Proxy Statement.

    Only the holders of record of Ashland Coal's Common Stock, convertible Class B Preferred Stock, and convertible Class C Preferred Stock at the close of business on March 22, 1994, will be entitled to vote at the Annual Meeting. At that date there were 13,693,917 shares of Common Stock, 150 shares of Class B Preferred Stock and 100 shares of Class C Preferred Stock issued and outstanding.

    With respect to the election of directors, the holders of the outstanding shares of Class B and Class C Preferred Stock, voting together as a class, have the right to elect one director for every 63 shares of Class B or Class C Preferred Stock held by them. The maximum number of directors to be elected by the holders of Class B and Class C Preferred Stock is three. Holders of Class B and Class C Preferred Stock are entitled to one vote for each share of Preferred Stock in the election of directors. The remaining seven directors are elected by the holders of the outstanding shares of Common Stock, voting as a single class, without the vote of the holders of the Class B and Class C Preferred Stock. The holders of outstanding shares of Common Stock are entitled to one vote for each share held by them on the record date with respect to the election of directors.

    Cumulative voting applies in the election of the three directors to be elected by the holders of outstanding shares of Preferred Stock and the seven directors to be elected by holders of outstanding shares of Common Stock. Cumulative voting means that a stockholder may multiply the number of votes to which such stockholder is entitled by virtue of his share ownership by the number of directors to be elected by such stockholder and cast this total number of votes for any one nominee, or may distribute the total number of votes, in any proportion, among as many nominees as the stockholder desires, up to the number of directors to be elected.

    Cumulative voting does not apply with respect to the ratification of the appointment of auditors or any other matter that may properly come before the meeting (other than the election of directors), and in such cases the holders of outstanding shares of Common Stock and Class B and Class C Preferred Stock shall vote together as one class and each holder of shares of Class B and Class C Preferred Stock shall be entitled to the number of votes that such holder would have if such holder had converted its Preferred Stock into Common Stock immediately prior to the record date (SEE SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT). The holders of outstanding shares of Common Stock are entitled to one vote for each share held by them on the record date with respect to the ratification of auditors and any other such matters that may properly come before the meeting.

    The holders of a majority of the outstanding shares of stock, determined as if each holder of shares of Class B and Class C Preferred Stock had converted said Preferred Stock into Common Stock immediately prior to the record date for such meeting, present in person or by proxy, shall constitute a quorum. Abstentions and broker non-votes count in the determination of a quorum.

                         ITEM 1. ELECTION OF DIRECTORS
                         (Proposal 1 on form of proxy)

    Under the Amended By-Laws of Ashland Coal, until otherwise fixed by the Board of Directors, the number of directors constituting the whole Board shall be ten. The Board has not determined otherwise. Each director holds office until his successor is elected and qualified. All directors are seeking reelection at the 1994 Annual Meeting. These directors are Messrs. Robert A. Charpie, Paul W. Chellgren, Werner Externbrink, Thomas L. Feazell, Juan Antonio Ferrando, Robert
L. Hintz, William C. Payne, J. Marvin Quin, Robert E. Yancey, Jr. and Michael G. Ziesler. All of the nominees have consented to serve if elected and all were elected directors at last year's Annual Meeting of Stockholders. Mr. Hubert Schaefer, a member of the Board of Directors since 1985, retired from the Board on February 26, 1993, and Mr. Externbrink was elected by the holders of the Class B and Class C Preferred Stock to fill the vacancy created by his resignation and reelected at the 1993 Annual Meeting. Mr. Robert B. Claytor, a member of the Board since 1988, intended to retire from the Board on April 23, 1993, following the meeting of the Board to be held on that date, but passed away before that date.

    With respect to the directors to be elected by the holders of outstanding shares of Preferred Stock, the three persons receiving the greatest number of votes cast by holders of outstanding shares of Preferred Stock, present or represented at the Annual Meeting, shall be elected as directors. With respect to the directors to be elected by the holders of outstanding shares of Common Stock, the seven persons receiving the greatest number of votes cast by the holders of the outstanding shares of Common Stock, present or represented at the Annual Meeting, shall be elected as directors. Holders of Preferred Stock and holders of Common Stock voting at the Annual Meeting may not vote for more than the respective number of nominees listed in the Proxy Statement to be elected by the holders of outstanding shares of Preferred Stock and Common Stock, respectively. Abstentions and broker non-votes are not counted as votes cast either for or against a nominee for election as a director.

    It is the intention of the persons named in the enclosed form of proxy (Messrs. Paul W. Chellgren and William C. Payne), unless otherwise instructed in any form of proxy, to vote FOR the election of the three nominees described herein to be elected by holders of outstanding shares of Preferred Stock and FOR the seven nominees to be elected by holders of outstanding shares of Common Stock. Such proxy holders also may vote such shares cumulatively for less than the entire number of nominees if any situation arises which, in the opinion of the proxy holders, makes such action necessary or desirable. Ashland Coal has no reason to believe that any of the nominees will not be available for election as directors. Ashland Coal is soliciting and the proxy holders are being granted discretionary authority to cumulate and to vote the shares of stock as they determine. If stockholders do not wish to confer authority to cumulate their votes to Messrs. Chellgren and Payne as provided in the proxy, stockholders may exercise their right to cumulate votes in the election of directors by attending the meeting and voting in person.

NOMINEES FOR DIRECTOR

    The following information is provided regarding each nominee for election as a director by holders of outstanding shares of Preferred Stock:

    [PHOTO]      WERNER EXTERNBRINK, member of the Board of  Managing
                 Directors   (Vorstand)  of  Saarbergwerke  A.G.  (an
                 international coal mining, coal trading and electric
                 generation company owned by the Federal Republic  of
                 Germany  and  the  State of  Saarland)  since August
                 1988; Coal Mine Director  for Bergbau AG Lippe  from
                 1986  to  1988.  A Director  of  Ashland  Coal since
                 February 1993. Age 55.

- ---------------------------------------------------------------------

    [PHOTO]      JUAN ANTONIO  FERRANDO, Director  of Carboex  Inter-
                 national,  Ltd.;  Senior  Vice  President,  Business
                 Development, Sociedad  Espaola de  Carbon  Exterior,
                 S.A.  (a coal  supply firm  controlled by  a Spanish
                 state-owned corporation, and  the owner of  Carboex)
                 since  1986; during the past  five years, has served
                 in a variety of  managerial positions in  Desarrollo
                 de  Operaciones Mineras, S.A. (a coal mining company
                 with operations  in Spain  and other  countries);  a
                 Director   of  Ashland  Coal  since  December  1988.
                 Director,  Granitos  Espanoles,   S.A.  (a   Spanish
                 company which produces and sells granite). Age 52.

- ---------------------------------------------------------------------

    [PHOTO]      MICHAEL  G. ZIESLER, member of the Board of Managing
                 Directors  (Vorstand)  of  Saarbergwerke  A.G.   (an
                 international coal mining, coal trading and electric
                 generation  company owned by the Federal Republic of
                 Germany and  the State  of Saarland)  since  October
                 1991; member of the management group
                 (Geschaftsfuhrung) of Rheinbraun Verkauf GmbH for at
                 least  five  years  prior  to  1990.  A  Director of
                 Ashland Coal since April 1992. Age 50.

    The following information is provided regarding each nominee for election as a director by holders of outstanding shares of Common Stock:

    [PHOTO]      ROBERT A. CHARPIE,  Chairman of Ampersand  Ventures,
                 Inc.   (a  venture  capital   company);  retired  in
                 September 1988  as  Chairman of  Cabot  Corporation;
                 Chairman  and Chief Executive  Officer of Cabot from
                 1986 until February 1988; a Director of Ashland Coal
                 since September 1988. Director, Alliant Techsystems,
                 Inc.,  Cabot  Corporation,  Champion   International
                 Corporation,  Ceramics Process  Systems Corporation,
                 Daniel Products Company, Inc. and Federated  Depart-
                 ment Stores, Inc. Age 68.

- ---------------------------------------------------------------------

    [PHOTO] PAUL W. CHELLGREN, President and Chief Operating Of-ficer of Ashland Oil, Inc. since 1992; Senior Vice
                 President and Chief Financial Officer of Ashland Oil from 1988 to 1992; Senior Vice President and Group
                 Operating Officer of Ashland Oil for at least five years prior to 1988; Chairman of the Board of Ashland Coal from 1982 to 1992; a Director of
                 Ashland Coal since 1981. Director, Ashland Oil, Inc.
                 Age 51.

- ---------------------------------------------------------------------

    [PHOTO]      THOMAS L.  FEAZELL, Senior  Vice President,  General
                 Counsel  and  Secretary of  Ashland Oil,  Inc. since
                 1992;  Administrative  Vice  President  and  General
                 Counsel of Ashland Oil, Inc. from 1988 and 1981, respectively, to 1992; a Director of Ashland Coal since 1981. Director, National City Bank of Ashland,
                 Kentucky. Age 57.

    [PHOTO]      ROBERT  L. HINTZ,   Chairman of  the Board  of R. L.
                 Hintz &  Associates (a  management consulting  firm)
                 since  1989;  retired  in  1988  as  Executive  Vice
                 President of  CSX Corporation;  prior to  1988  held
                 various  positions  with CSX  Corporation, including
                 Chief Executive  Officer  of several  of  its  major
                 subsidiaries. A Director of Ashland Coal since April
                 1993. Director, Reynolds Metals Corporation, Scott &
                 Stringfellow,  Inc. and  Chesapeake Corporation. Age
                 63.

- ---------------------------------------------------------------------

    [PHOTO]      WILLIAM C. PAYNE,  Chairman of the Board of  Ashland
                 Coal  since  1992;  President  and  Chief  Executive
                 Officer  and  a  Director  of  Ashland  Coal   since
                 December   1987;  Senior   Vice  President,  General
                 Counsel and Secretary of  Ashland Coal for at  least
                 the five years prior to 1987. Age 61.

- ---------------------------------------------------------------------

    [PHOTO]      J.  MARVIN QUIN,   Senior  Vice President  and Chief
                 Financial Officer of Ashland Oil, Inc. since January
                 1992; Administrative Vice President and Treasurer of
                 Ashland Oil from 1987 to 1992; a Director of Ashland
                 Coal since 1992. Director, Kentucky Electric  Steel,
                 Inc. Age 46.

- ---------------------------------------------------------------------

    [PHOTO]      ROBERT  E. YANCEY,  JR.,  Senior  Vice President and
                 Group Operating  Officer of  Ashland Oil,  Inc.  and
                 President of Ashland Petroleum Company, a division of Ashland Oil, since 1986; a Director of Ashland
                 Coal since December 1987. Age 48.

    Except as otherwise indicated, the nominees have held the principal occupations described above during the past five years. Ashland Oil, Inc. owns approximately 38 per cent of the outstanding shares of Common Stock of Ashland Coal (SEE SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT).

                 INFORMATION CONCERNING THE BOARD OF DIRECTORS

MEETINGS AND COMMITTEES

    During the year ended December 31, 1993, six meetings of the Board of Directors were held. The standing committees of the Board of Directors are the Audit Committee, Executive Committee, Finance Committee, Key Employee Stock Administration Committee, Nominating Committee and Personnel and Compensation Committee. In addition, a Technical Committee, which includes persons who are not Directors, acts in an advisory capacity to the Board. The Audit Committee met three times, the Personnel and Compensation Committee met five times, the Key Employee Stock Administration Committee met once, and the Finance Committee met five times. The Executive Committee did not meet during 1993. Although the Nominating Committee had no formal meetings during 1993, the members of the Nominating Committee consulted with each other by telephone and recommended to the Board a nominee to fill the vacancy to be created by the expected retirement of Mr. Claytor, who, as previously noted, passed away prior to his intended retirement date from the Board. A special committee, consisting of the members of the Executive Committee and the Chairman of the Finance Committee, created to consider certain financing transactions acted once by written unanimous consent. Another special committee consisting of Messrs. Charpie, Ferrando, Hintz and Ziesler created by the Board to consider and make a recommendation with respect to a proposed combination of Ashland Coal and Arch Mineral Corporation (a company in which Ashland Oil, Inc. owns a significant interest) met four times. The Technical Committee met two times. Each nominee attended more than 75 percent of the total meetings of the Board and the Committees on which he served. Overall attendance at Board and Committee meetings during 1993 was 96 percent.

    The Audit Committee is composed of Mr. Hintz (Chairman), and Messrs. Charpie, Ferrando and Quin. Its duties include recommending Ashland Coal's independent auditors, reviewing the scope and results of external and internal audits, reviewing internal accounting controls, reviewing significant changes in accounting principles, approving in advance all substantial services which are not audit-related to be provided by the independent auditors, obtaining reports on legal compliance and reviewing audit fees and services provided by independent auditors.

    The Executive Committee is composed of Mr. Payne (Chairman), and Messrs. Chellgren and Ferrando. The Executive Committee, to the extent permitted by law and Ashland Coal's Amended By-laws and Restated Certificate of Incorporation, as amended, has and may exercise such powers and authority as the Board of Directors shall from time to time determine.

    The Finance Committee is composed of Mr. Charpie (Chairman), and Messrs. Chellgren, Ferrando, Payne, Quin and Ziesler. Its duties include, in addition to such responsibilities as may be delegated to it from time to time by the Board of Directors, the review of Ashland Coal's current fiscal policies, financing and capital structure, and current and contemplated financial requirements, as well as evaluation of, and recommendations respecting, significant financial matters. The recommendations of the Finance Committee are subject to the review and approval of the Board of Directors.

    The Key Employee Stock Administration Committee is composed of Mr. Charpie (Chairman), and Messrs. Hintz and Ziesler. Its duties include the responsibility for approving awards and participation under Ashland Coal's 1988 Stock Incentive Plan for Key Employees.

    The Nominating  Committee  is  composed of  Mr.  Chellgren  (Chairman),  and
Messrs.   Charpie  and  Ziesler.  Its   duties  include  the  responsibility  of
recommending nominees for membership to the Board of Directors.

    The Personnel and Compensation Committee is composed of Mr. Feazell (Chairman), and Messrs. Ziesler, Charpie and Yancey. Its duties include the approval of salaries of all principal officers and employees of Ashland Coal and its subsidiaries above specified dollar levels and all awards and participation under Ashland Coal's incentive plans, except for awards and participation under Ashland Coal's 1988 Stock Incentive Plan for Key Employees (which is administered by the Key Employee Stock Administration Committee). The Personnel and Compensation Committee also makes recommendations with respect to compensation policies, position evaluations, transfers, promotions, and terminations of senior executives. In addition, it administers various Ashland Coal employee compensation plans and various benefit plans, such as retirement and saving plans, including contribution levels, determination of investment guidelines, selection of investment managers and the review of their performances.

    During 1993, the Technical Committee was composed of Mr. Schaefer until his retirement from the Board and two members who are not Directors, Mr. Michael F. Moran, Vice President of Ashland Coal, and Mr. Jose Fernandez Olano, Technical Director of Sociedad Espanola de Carbon Exterior, S.A. Following Mr. Schaefer's resignation from the Board, Mr. Harald Jurecka, who is a Bergwerksdirektor (general manager of central mine services department) with Saarbergwerke A.G., was appointed as his replacement on the Committee. The Technical Committee serves in an advisory capacity to the Board on significant projects, investments, acquisitions and other matters requiring action by the Board. This committee cannot exercise any of the powers of the Board of Directors.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

    The following table sets forth certain information as of February 28, 1994, unless otherwise noted, concerning ownership of Ashland Coal's outstanding Class B Preferred Stock, outstanding Class C Preferred Stock, Common Stock into which Class B Preferred Stock and Class C Preferred Stock may be converted (hereinafter referred to as "Equivalents") and outstanding Common Stock. Except for the Equivalents and Common Stock which may be acquired by means of dividend reinvestments under the Ashland Coal Dividend Reinvestment and Stock Purchase Plan in respect of dividends declared to holders of record on a record date after February 28, 1994, the listed persons have no other right to acquire beneficial ownership of Common Stock of Ashland Coal exercisable within 60 days after February 28, 1994. Common Stock and Equivalents Beneficially Owned and Percentage of Common Stock and Equivalents are calculated assuming full conversion of the Class B and the Class C Preferred Stock at the current conversion rate. If the Equivalents are excluded from the computation of Percentage of Common Stock and Equivalents, Ashland Oil, Inc. (Ashland Oil) owns approximately 51 per cent of the Common Stock. Each stockholder has sole voting and dispositive power with respect to the stock listed next to its or his name unless otherwise noted.

- ------------------------------------------------------------------------------------------------------------------
                                                                                COMMON STOCK
                                                PREFERRED STOCK                AND EQUIVALENTS     PERCENTAGE OF
                                                  BENEFICIALLY                  BENEFICIALLY        COMMON STOCK
NAME AND ADDRESS                                     OWNED                          OWNED         AND EQUIVALENTS
- ------------------------------------------------------------------------------------------------------------------
Ashland Oil, Inc.(1)                                      0                        6,998,129                   38%
  P. O. Box 391
  Ashland, Kentucky 41114
Saarbergwerke A.G.(2)                                   150(Class B)               2,751,900  (3)              15%
  P. O. Box 1030
  D6600 Saarbruecken
  Federal Republic of Germany
Carboex International, Ltd.(4)                          100(Class C)               1,834,600  (5)              10%
  Bolan House
  P. O. Box N-3010
  Nassau, Bahamas
Dalton, Grenier, Hartman, Maher & Co.                     0                          737,500                    4%
  630 Fifth Ave., Suite 3425
  New York, New York 10111
Robert A. Charpie                                         0                           10,000                    *
Paul W. Chellgren(1)                                      0                            5,072  (6)               *
Werner Externbrink(2)                                     0                                0                    0%
Thomas L. Feazell(1)                                      0                              404                    *
Juan Antonio Ferrando(4)                                  0                                0                    0%
Robert L. Hintz                                           0                                0                    0%
William C. Payne                                          0                           76,000  (7)               *
J. Marvin Quin(1)                                         0                              500                    *
Robert E. Yancey, Jr.(1)                                  0                            1,000                    *
Michael G. Ziesler(2)                                     0                                0                    0%
Kenneth G. Woodring                                       0                           39,089  (8)               *
C. Henry Besten, Jr.                                      0                           27,888  (9)               *
Marc R. Solochek                                          0                           25,149  (10)               *
Roy F. Layman                                             0                           27,319  (11)               *
All Executive Officers and Directors as                   0                          212,421  (12)               1%
  a group (14 persons)
- ------------------------------------------------------------------------------------------------------------------

    (1) Messrs. Chellgren, Feazell, Quin and Yancey, directors of Ashland Coal, are executive officers of Ashland Oil, and to the extent they may be deemed to be control persons of Ashland Oil, they may be deemed to be beneficial owners of shares owned by Ashland Oil. Each of Messrs. Chellgren, Feazell, Quin and Yancey disclaims beneficial ownership of such stock.
    (2) Mr. Ziesler and Mr. Externbrink, directors of Ashland Coal, are executive officers of Saarbergwerke A.G. and to the extent they may be deemed to be control persons of Saarbergwerke A.G., they may be deemed to be beneficial owners of shares owned by Saarbergwerke A.G. Each of Messrs. Ziesler and Externbrink disclaims beneficial ownership of such shares.
    (3) The Common Stock equivalent of 150 shares of Class B Preferred Stock currently convertible at the rate of 18,346 shares for each share of Class B Preferred Stock. Saarbergwerke A.G. is the only holder of Ashland Coal's Class B Preferred Stock.
    (4) Mr. Ferrando, a director of Ashland Coal, is a director of Carboex International, Ltd., and to the extent he may be deemed to be a control person of Carboex, he may be deemed to be a beneficial owner of shares owned by Carboex. Mr. Ferrando disclaims beneficial ownership of such shares.
    (5) The Common Stock equivalent of 100 shares of Class C Preferred Stock currently convertible at the rate of 18,346 shares for each share of Class C Preferred Stock. Carboex International, Ltd. is the only holder of Ashland Coal's Class C Preferred Stock.
    (6) Includes 1,014 shares owned by members of Mr. Chellgren's family for which he disclaims beneficial ownership.
    (7) Includes 72,000 shares held subject to currently exercisable stock options.
    (8) Includes 36,089 shares held subject to currently exercisable stock options.
    (9) Includes 3,678 shares, as of December 31, 1993, held by Mr. Besten under Ashland Coal's Employee Thrift Plan, which provides participants with voting and investment power with respect to such shares, and 23,000 shares held subject to currently exercisable stock options.
    (10) Includes 2,820 shares, as of December 31, 1993, held by Mr. Solochek under Ashland Coal's Employee Thrift Plan, which provides participants with voting and investment power with respect to such shares, and 22,250 shares held subject to currently exercisable stock options.
    (11) Includes 51 shares owned by members of Mr. Layman's family for which Mr. Layman disclaims beneficial ownership, 518 shares, as of December 31, 1993, held by Mr. Layman under Ashland Coal's Employee Thrift Plan, which provides participants with voting and investment power with respect to such shares, and 26,750 shares held subject to currently exercisable stock options.

    (12) Includes 1,065 shares owned by family members of persons in the group for which such persons disclaim beneficial ownership, 7,016 shares, as of December 31, 1993, held by Executive Officers under Ashland Coal's
         Employee Thrift Plan, which provides participants with voting and investment power with respect to such shares, and 180,089 shares held subject to currently exercisable stock options.
    *  Represents less than  1 percent of  the total number  of shares of Common
      Stock and Equivalents outstanding.

PUT AGREEMENT

    As part of the 1988 restructuring of Ashland Coal, Ashland Coal and Carboex International, Ltd. (Carboex) entered into a Put Agreement under which Carboex was granted the right to require Ashland Coal to purchase Carboex's 100 shares of Class C Preferred Stock. Carboex did not exercise its right under the Put Agreement, and all rights thereunder have expired.

RESTATED SHAREHOLDERS AGREEMENT

    Ashland Oil, Saarbergwerke A.G. (Saarberg) and Carboex (together, Principal Shareholders) and Ashland Coal are parties to a Restated Shareholders Agreement (Shareholders Agreement) imposing certain restrictions on the disposition of Ashland Coal capital stock held by them. The Shareholders Agreement also binds transferees of the Principal Shareholders and applies to all shares of capital stock of Ashland Coal, including any shares of Common Stock into which the Class A, Class B and Class C Preferred Stock may be converted. The Shareholders Agreement also restricts Ashland Coal's business to coal mining, processing and marketing and related business activities.

    In August 1993, the Shareholders Agreement was amended by the parties thereto to change the circumstances in which the Principal Shareholders can dispose of their shares. Before such amendment, the Shareholders Agreement required in every case that each of the Principal Shareholders offer its shares of capital stock to the others before disposing of such stock to nonaffiliates and that consent of all Principal Shareholders be obtained prior to any disposition to nonaffiliates. Under such amendment, Principal Shareholders may dispose of their shares without consent of the other Principal Shareholders in an underwritten public offering; with certain limits, in resales exempt from registration under the Securities Act of 1933 (the "Act") under Rule 144 thereof; or to buyers who with their affiliates would own fewer than 500,000 common shares after the disposition. The amendment also added an exception to the general prohibition against a Principal Shareholder's encumbrance of its Ashland Coal stock, changed the valuation provisions applicable to capital stock subject to the exercise of rights of first refusal under the Shareholders Agreement and made certain other technical changes to conform the Shareholders Agreement to the foregoing substantive amendments.

REGISTRATION RIGHTS AGREEMENT

    In August 1993, Ashland Coal and the Principal Shareholders entered into a Registration Rights Agreement, effective on July 1, 1994, pursuant to which Ashland Coal granted to each of the Principal Shareholders "demand" and "piggyback-on-demand" registration rights requiring Ashland Coal to register common stock held by the Principal Shareholders under the Securities Act of 1933 for sale to the public, as well as certain "incidental" registration rights entitling the Principal Shareholders to register common stock (subject to limitations on the number registered) in offerings by Ashland Coal or other holders of registration rights.

                      PERSONNEL AND COMPENSATION COMMITTEE
                                      AND
                  KEY EMPLOYEE STOCK ADMINISTRATION COMMITTEE
                                   REPORT ON
                        EXECUTIVE COMPENSATION FOR 1993

GENERAL

    The Personnel and Compensation Committee (P&C Committee) is composed entirely of outside directors and has the responsibility, among others, for approving Ashland Coal's executive compensation program, except for the grant of stock options. The Key Employee Stock Administration Committee (KESA Committee) which is also composed entirely of outside directors, is responsible for approving grants of stock options under Ashland Coal's 1988 Stock Incentive Plan for Key Employees. The members of these committees are free from interlocking or other relationships that might be considered a conflict of interest.

    The compensation of Ashland Coal's executives is reviewed and approved annually. In 1993, Ashland Coal retained the Human Resource Advisory Group of Coopers & Lybrand to advise the P&C Committee on the executive compensation program and the KESA Committee on stock awards to key executives.

COMPENSATION PRINCIPLES

    The fundamental objectives of Ashland Coal's compensation program are to attract, retain and motivate key executives to enhance long-term profitability and stockholder value. The compensation program:

    -- provides for a base level of compensation that is competitive with other similarly sized publicly traded industrial companies, particularly those in the coal mining industry and compensates key executives based on their level of responsibility;

    --    links  executives'  compensation   to  the  operating  and   financial
        performance of Ashland Coal by making significant elements of their compensation sensitive to the performance of the company;

    --    rewards  the  executives  for  short  and  long-term  enhancement   of
        shareholder value.

    Presently the executive compensation program consists of four principal components:

        - annual salary

        - annual incentive compensation

        - medium-term incentive compensation

        - stock options

ANNUAL SALARY

    Annual salaries for executive officers other than the President and Chief Executive Officer (CEO) are determined by the P&C Committee's independent consideration of the executive's performance of his duties (as reported by the
CEO), responsibilities and experience; the historical compensation levels of Ashland Coal; and a consultant's report of the median range of the salaries for similarly situated executives as derived from surveys of salaries for executives in the mining and coal industries and other industrial companies, including anticipated estimated salary increases given or to be given in such industries in the current year (such factors being collectively referred to as Salary
Factors). The annual salary is not based on specific measures of corporate performance, but, notwithstanding the Salary Factors, annual salaries could be frozen, reduced, or increased by a smaller increment, in the P & C Committee's discretion, as a result of poor corporate performance. Individual performance of an officer is not measured by specific quantitative criteria, but is qualitatively assessed. The CEO's compensation, including his annual salary, are discussed later in this report.

    Each February, the determination of annual salaries begins with the CEO's evaluation of each executive officer's performance of his duties for the preceding year and a comparison of the executive's salary with salaries of similarly situated executives as reported in compensation surveys conducted by entities not associated with Ashland Coal and a compensation report by its compensation consultant. The companies included in these compensation surveys are selected by such unrelated entities, and the total number of companies surveyed is larger than the peer group of issuers selected by Ashland Coal for comparison in the Cumulative Total Return graph included later in this Proxy Statement. The CEO then makes recommendations to the P&C Committee which may approve his recommendations or set salaries at a level different than the CEO's recommendations.

    The P&C Committee reviews the CEO's recommendations with the CEO and receives the CEO's justification and support for them. The P&C Committee does not give a specified weight to the individual Salary Factors. The individual performance of any executive officer is measured by the extent to which the individual discharges his or her duties. With respect to 1993 salary recommendations, the P&C Committee followed Mr. Payne's recommendations. The salaries of the Ashland Coal executives as determined by the P&C Committee are at about the median level of salaries indicated by such surveys.

ANNUAL INCENTIVE COMPENSATION

    This component of the executive compensation program provides short-term incentives under the Incentive Compensation Program for Key Employees (Program). The executives named in the Summary Compensation Table (Summary Table) set forth later in this Proxy Statement, together with other key employees of Ashland Coal, are provided an opportunity to earn incentive cash compensation based on individual and company performance. In determining the annual incentive compensation award to any individual, a minimum company performance level must be met, and assuming it is met, an individual's level of responsibilities, company performance and individual performance are considered in determining the amount of the award. There are presently six levels in the Program. The P&C Committee determines the level within the Program at which each participant is placed based on the executive's potential to affect profitability. All other performance factors being equal, the maximum achievable amount of incentive award increases based on increasing levels of potential to affect profitability. In addition, in respect of the performance factors, company performance is given twice the weight of individual performance. In the cases of Messrs. Payne and Woodring (as well as one other officer not named in the Summary Table), the environmental and health and safety performances of the operating subsidiaries also are taken into account in making incentive compensation awards.

    Company performance is measured against a target return on equity ("ROE"). ROE is calculated by dividing net income by the average of stockholders' equity. Average stockholders' equity is determined by a five-point method consisting of stockholders' equity at the end of the previous year, at the end of each of the first three quarters in the current year, and at the end of the current year. Each February the P&C Committee sets a "hurdle" ROE that must be met before any incentive compensation may be awarded. The determination of individual performance for purposes of incentive compensation awards is based upon the CEO's evaluation of the extent to which an individual successfully discharges his or her duties. There are no specific quantitative criteria by which individual performance is measured for purposes of incentive compensation, but such performance is qualitatively assessed. The P&C Committee may reject the CEO's recommendations on individual performances if it does not concur.

    A participant's payout at his participation level is a function of the weighted combined company and individual performance score (expressed as a percentage) and the participant's salary. The Program provides that total payments are not to exceed 6 percent of net income of Ashland Coal, excluding nonoperating items. For 1993, the hurdle ROE was exceeded and incentive compensation awards were made. Under this stockholder-approved plan, the P&C Committee may adjust, at its discretion, the hurdle goal and payments under this Program. There have been no such adjustments made during the last three years.

    With respect to total annual cash compensation paid to Messrs. Payne, Woodring, Besten, Solochek, and Layman for 1993, approximately 21%, 20%, 20%, 19%, and 16%, respectively, was performance-sensitive under this program. For the three-year period covered by the Summary Table, the portion of total annual cash compensation which was performance sensitive under this Program was 31%, 27%, 27%, 23%, and 23%, respectively, for the named executives.

PERFORMANCE UNIT PLAN

    This component of the executive compensation program seeks to reward the executives for successful medium-term strategic planning and operating performance by Ashland Coal, and only company performance is taken into account in determining awards under Ashland Coal's Performance Unit Plan (Performance
Plan). Under the Performance Plan, the named executives can be awarded performance units contingent upon Ashland Coal's future performance. The number of persons presently participating in the Performance Plan as determined by the P&C Committee is a smaller number of persons than approved by the P&C Committee for participation in the Program.

    The number of performance units awarded to a participant is based on that individual's level of responsibility. Performance units awarded are established in dollars and are based on the participant's base salary on the date of the award. The original amount of any award may not exceed 400 percent of the employee's then base salary. Historically, performance units have been awarded every two years and each award covers a four-year performance cycle.

    Performance measures and the time period over which performance is to be measured are determined by the P&C Committee. Performance measures may include, but shall not be limited to, return on net assets employed, cumulative earnings per share, or ROE. The present plan cycles use ROE as the performance measure. Below a "hurdle" rate of return, there is no payment, and at or above a "target" rate of return, 100% of the award is earned. Below-target payouts are earned for company performance between the hurdle and target, depending on the level of performance.

    The amount paid out upon meeting the performance measures cannot exceed the original amount of such award, and the total amount of payments under the Performance Plan for each award period shall not exceed 2 percent of stockholders' equity of Ashland Coal as shown in its Annual Report to Stockholders at the end of the fiscal year next preceding the commencement of such award period. Payments with respect to performance units may be made in one or more installments and may be made wholly in cash, wholly in shares of Ashland Coal Common Stock or partly in cash and partly in such shares, at the discretion of the P&C Committee and as permitted by applicable securities laws. No Common Stock has been authorized by Ashland Coal's Board of Directors for issuance under the Performance Plan. Under the Performance Plan, the P&C Committee can adjust, at its discretion, the performance measures set and payments made for any cycle. There have been no such adjustments made during the last three years.

    In 1993, the P&C Committee approved a plan cycle for 1993-1996. The awards are incentive for the 1993-1996 period and are not compensation for past service or performance. This cycle uses a designated ROE as the performance measure. Although the Performance Plan permits awards of up to 400% of a participant's salary, the maximum award was set at 160%. Payments, if earned, will be made in 1997. In 1993, payments were made with respect to the 1989-1992 Performance Plan cycle (which also included the last three months of 1988), because the hurdle ROE was achieved.

    When the payments under the Performance Plan are prorated among the years covered by the 1989-1992 plan cycle, approximately 39%, 35%, 34%, 31%, and 32% of the total cash compensation paid, with respect to 1992, to Messrs. Payne, Woodring, Besten, Solochek and Layman, respectively, was sensitive to company performance.

STOCK INCENTIVE PLAN FOR KEY EMPLOYEES

    Stock options tie the interests of key employees of Ashland Coal to the interests of its stockholders by providing value to an employee when the stock price appreciates. This element of the compensation program provides longer-term incentives. The 1988 Stock Incentive Plan for Key Employees (Stock Incentive
Plan) provides for the grant of stock options and stock appreciation rights and awards of restricted stock. The KESA Committee is responsible for administering the Stock Incentive Plan and making grants or awards thereunder. All stock options are granted with an exercise price equal to the fair market value of Ashland Coal's common stock on the date of the grant.

    All salaried employees of Ashland Coal and its subsidiaries (including the executives named in the Summary Table) are eligible to participate in the Stock Incentive Plan. Two types of options -- incentive stock options and nonqualified stock options -- may be granted under the Stock Incentive Plan. The ultimate value of the options depends on the ultimate value of the underlying stock of Ashland Coal; thus aligning the interests of the stockholders and the executives.

    The KESA Committee, in its discretion, determines the salaried employees who are granted options, or options and SARs, or who are awarded shares of restricted stock under the Stock Incentive Plan. The stock options granted to executives in 1993 were not based on past company performance. The number of options to be granted to executives is discretionary with the KESA Committee, but the number of options awarded is generally based upon the participation level to which an executive is assigned, which level is determined by the executive's potential to affect profitability, as well as upon the number of options already outstanding or previously granted to the participant. These factors were considered in making 1993 option awards. The KESA Committee also reserves the right to make awards that deviate from the level-based awards depending upon an executive's individual performance.

CEO COMPENSATION

    As with the other executives, the Salary Factors are the only factors routinely considered by the P&C Committee in setting the annual salary of the CEO, but notwithstanding the Salary Factors, the CEO's annual salary could be frozen, reduced, or increased by a smaller increment, in the Committee's discretion, as a result of poor corporate performance. With regard to the CEO's individual performance as considered in connection with his annual salary and incentive compensation awards, the CEO's individual performance in discharging his duties as CEO is assessed by the P&C Committee. As is the case with the other executives, no specific objective or other criteria are used by the P&C Committee in assessing the individual performance of the CEO. In determining the CEO's incentive compensation, company performance is given twice the weight of individual performance, as for any other executive, but the CEO's incentive compensation is further subject to adjustment upward or downward in the Committee's sole discretion (and without specific weighting factors) depending upon the environmental and safety performance of the operating subsidiaries. Further, the CEO's 1993 award of performance units under the Performance Plan was higher than for other executives because the CEO bears the highest degree of responsibility among Ashland Coal's executives for both strategic planning and overall operating performance. As is the case with other executives, the number of options awarded under the Stock Incentive Plan to the CEO is higher than for any other executive because of the potential effect of his performance upon profitability and is also determined by reference to the total number of options outstanding or previously granted to the CEO.

    This report is submitted by the Personnel and Compensation Committee with respect to all matters set forth in the Report, except for those matters related to stock options, and by the Key Employee Stock Administration Committee only with respect to stock options.

          PERSONNEL AND                     KEY EMPLOYEE STOCK
      COMPENSATION COMMITTEE             ADMINISTRATION COMMITTEE
- ----------------------------------  ----------------------------------
Thomas L. Feazell (Chairman)        Robert A. Charpie (Chairman)
Robert A. Charpie                   Robert L. Hintz
Robert E. Yancey, Jr.               Michael G. Ziesler
Michael G. Ziesler

                           SUMMARY COMPENSATION TABLE
                        --------------------------------

                                                                                                LONG TERM COMPENSATION
                                                                                        ---------------------------------------
                                                                                                  AWARDS
                                                   ANNUAL COMPENSATION                  --------------------------    PAYOUTS
                                    --------------------------------------------------   RESTRICTED                 -----------
                                                SALARY      BONUS      OTHER ANNUAL         STOCK                      LTIP
   NAME AND PRINCIPAL POSITION        YEAR        ($)      ($)(1)    COMPENSATION ($)   AWARD(S) (#)   OPTIONS (#)  PAYOUTS ($)
- -------------------------------------------------------------------------------------------------------------------------------
William C. Payne                         1993    279,481     75,000            -0-              -0-        15,000          -0-
Chairman,                                1992    264,596    110,000            -0-              -0-        10,000      262,208(2)
President & CEO                          1991    248,846    175,000            -0-              -0-        20,000          -0-
Kenneth G. Woodring                      1993    209,654     52,927            -0-              -0-         6,500          -0-
Senior Vice President                    1992    199,327     69,481            -0-              -0-         5,000      168,419(2)
                                         1991    174,538     90,348            -0-              -0-        10,000          -0-
C. Henry Besten, Jr.                     1993    151,758     38,309            -0-              -0-         5,000          -0-
Senior Vice President                    1992    144,596     50,374            -0-              -0-         4,000      102,681(2)
                                         1991    129,769     65,815            -0-              -0-        10,000          -0-
Marc R. Solochek                         1993    151,758     34,919            -0-              -0-         4,000          -0-
Senior Vice President                    1992    144,798     39,233            -0-              -0-         3,000      109,749(2)
& CFO                                    1991    137,165     54,525            -0-              -0-         7,500          -0-
Roy F. Layman                            1993    139,654     27,495            -0-              -0-         4,000          -0-
Admin. Vice President                    1992    129,789     39,508            -0-              -0-         3,000       91,875(2)
& Sec.                                   1991    122,212     48,577            -0-              -0-         7,500          -0-


                                       ALL OTHER
                                    COMPENSATION(3)
   NAME AND PRINCIPAL POSITION            ($)
- ----------------------------------
William C. Payne                          11,738
Chairman,                                 11,113
President & CEO                           10,452
Kenneth G. Woodring                        8,805
Senior Vice President                      8,372
                                           7,331
C. Henry Besten, Jr.                       6,374
Senior Vice President                      6,073
                                           5,450
Marc R. Solochek                           4,249
Senior Vice President                      4,054
& CFO                                      3,841
Roy F. Layman                              5,865
Admin. Vice President                      5,452
& Sec.                                     5,133

(1) These amounts represent the amount of money earned under the Ashland Coal, Inc. Incentive Compensation Program for Key Employees with respect to the subject year and paid in the immediately succeeding year.
(2) This amount represents the amount of money earned under the Ashland Coal, Inc. Performance Unit Plan for the 1989-1992 plan cycle. This cycle also included the last three calendar months of 1988. About 79% of the stated amounts was accelerated and paid in 1992, and the remainder was paid in 1993.
(3) These amounts represent contributions by Ashland Coal, Inc. to the named executive's account under the Ashland Coal, Inc. Employee Thrift Plan.

                       OPTION GRANTS IN LAST FISCAL YEAR
                     -------------------------------------

                                                                                         POTENTIAL REALIZABLE
                                   INDIVIDUAL GRANTS                                       VALUE AT ASSUMED
- ---------------------------------------------------------------------------------------    ANNUAL RATES OF
                                                      % OF                                   STOCK PRICE
                                                  TOTAL OPTIONS                            APPRECIATION FOR
                                       OPTIONS     GRANTED TO    EXERCISE OR                 OPTION TERM
                                       GRANTED    EMPLOYEES IN   BASE PRICE   EXPIRATION --------------------
               NAME                    (#)(1)      FISCAL YEAR     ($/SH)       DATE       5%($)     10%($)
- -------------------------------------------------------------------------------------------------------------
William C. Payne                         15,000           15.6         25.50  3/24/2003    240,552    609,606
Kenneth G. Woodring                       6,500            6.8         25.50  3/24/2003    104,239    264,163
C. Henry Besten, Jr.                      5,000            5.2         25.50  3/24/2003     80,184    203,202
Marc R. Solochek                          4,000            4.2         25.50  3/24/2003     64,147    162,562
Roy F. Layman                             4,000            4.2         25.50  3/24/2003     64,147    162,562

(1) The options are not exercisable at all during the first year following the date of the grant, are exercisable with respect to 50% of the underlying shares after the first anniversary date of the grant and until the second anniversary, are exercisable between the second and third anniversaries of the grant with respect to an additional 25% of the underlying shares, and are exercisable between the third and fourth anniversaries of the grant with respect to the remaining 25% of the underlying shares. After the third anniversary of the date of the grant, the options are exercisable with respect to 100% of the underlying shares.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES
             ------------------------------------------------------

                                                                                             VALUE OF UNEXERCISED
                                                                NUMBER OF UNEXERCISED        IN-THE-MONEY OPTIONS
                                     SHARES                      OPTIONS AT FY-END(#)            AT FY-END($)
                                   ACQUIRED ON      VALUE     --------------------------  --------------------------
              NAME                 EXERCISE(#)   REALIZED($)  EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
- --------------------------------------------------------------------------------------------------------------------
William C. Payne                        3,000        57,750       57,000        25,000       711,000        112,500
Kenneth G. Woodring                    -0-           -0-          27,044        14,456       359,988         75,887
C. Henry Besten, Jr.                  -0-           -0-           15,650        10,850       148,238         55,513
Marc R. Solochek                         2,000       32,500       17,625         7,375       201,656         34,469
Roy F. Layman                         -0-           -0-           22,125         7,375       288,281         34,469

                           LONG TERM INCENTIVE PLANS
                           AWARDS IN LAST FISCAL YEAR
                         ------------------------------

                                                    NUMBER OF                                 ESTIMATED FUTURE
                                                     SHARES,                      PAYOUTS UNDER NON-STOCK PRICE-BASED PLANS
                                                    UNITS OR      PERFORMANCE
                                                      OTHER     OR OTHER PERIOD   -----------------------------------------
                                                     RIGHTS     UNTIL MATURATION   THRESHOLD(2)     TARGET(2)   MAXIMUM(2)
                      NAME                             (#)        OR PAYOUT(1)          ($)            ($)          ($)
- ---------------------------------------------------------------------------------------------------------------------------
William C. Payne                                      424,000         4 Years           --             --          424,000
Kenneth G. Woodring                                   260,000         4 Years           --             --          260,000
C. Henry Besten, Jr.                                  188,500         4 Years           --             --          188,500
Marc R. Solochek                                      145,000         4 Years           --             --          145,000
Roy F. Layman                                         130,000         4 Years           --             --          130,000

(1) Each award covers a four year performance cycle. Payment is made at the end of the four year performance cycle if performance objectives are made over the four year period. The performance objective for the 1993-1996 performance cycle is a minimum four year average return on equity.
(2) Payouts of awards begin upon exceeding a threshold performance level. At or below the threshold, there is no payout. Above the threshold, the amount of payout can range from an amount just in excess of 0 to the maximum payout of 100% of the award, in all cases depending on the performance level achieved.

                     COMPARISON OF CUMULATIVE TOTAL RETURN

                               ASHLAND COAL  S&P 500 INDEX   PEER COMPANIES
                               ------------  --------------  ---------------
Measurement Pt-12/31/88         $  100         $  100           $  100
FYE 12/31/89                    $ 150.91       $ 112.40         $150.68
FYE 12/31/90                    $ 206.96       $ 193.03         $124.58
FYE 12/31/91                    $ 319.05       $ 133.64         $126.09
FYE 12/31/92                    $ 233.34       $ 168.81         $128.82
FYE 12/31/93                    $ 281.79       $ 176.34         $124.01

The indicated cumulative total returns assume reinvestment of dividends. The cumulative total returns of each component company included in the peer companies index has been weighted according to each respective company's stock market capitalization. On June 2, 1993, NERCO, Inc. merged into a subsidiary of Kennecott Corp. On July 8, 1993, the Pittston Company ceased trading its shares and commenced trading "target" shares of Pittston Services representing its non-minerals businesses, and Pittston Minerals representing its minerals business. On November 30, 1993, AMAX, Inc. merged into Cyprus Minerals Company. The value for the peer group of 130.78 on December 31, 1993, is based on the exclusion of NERCO, Inc. as of June 2, 1993, inclusion of the Pittston Minerals target stock as of July 8, 1993, and inclusion of the Cyprus AMAX Minerals Company stock on November 30, 1993, and recapitalization of the peer group as of each of those dates.

                            OTHER COMPENSATION PLANS

DEFERRED COMPENSATION PLAN

    Under the Deferred Compensation Plan for Key Employees, which is also administered by the P&C Committee, eligible employees, including Ashland Coal's executive officers, may defer payment of all or a part of any award of incentive compensation, performance awards under the Performance Plan, or other employee compensation, excluding base salary, as the P&C Committee may approve. Such accumulated amounts, plus interest thereon at the prime rate (as quoted by Citibank, N.A. as its prime commercial lending rate on the last day of each calendar quarter), are payable in cash to the employee, his estate, or beneficiary over such period as might be designated by the employee, in no event to extend beyond the tenth anniversary of the employee's termination of employment. Upon a "change in control" of Ashland Coal (as defined in this plan), each participant receives an automatic distribution of all amounts in his account.

THRIFT PLAN

    The Ashland Coal, Inc. Employee Thrift Plan (Thrift Plan) permits eligible employees--full-time salaried employees, including the executives named in the Summary Table, and other groups of employees designated by Ashland Coal--to contribute up to 16 percent of the first $150,000 (indexed for changes in the cost of living) of their individual earnings on an after tax basis for investment at the employee's election in a portfolio of guaranteed investment contracts, a diversified stock fund, an Ashland Coal Common Stock fund and/or a government securities fund. All earnings in the Thrift Plan accumulate on a tax deferred basis until the funds are withdrawn or distributed. At its discretion, Ashland Coal may make a matching contribution to the Thrift Plan. Currently, it is doing so at the rate of 70 cents for each dollar contributed by employees (up to 6 percent of the employee's earnings). The Thrift Plan also contains a section 401(k) feature that permits employees to designate a portion of their earnings as pretax contributions to the Thrift Plan. Pretax contributions also are matched and reduce the 16 percent otherwise allowable after tax contribution limit. In the event a tender offer is made for Ashland Coal's Common Stock, participating employees are permitted, by written instructions, to direct the trustee to tender all of the Ashland Coal Common Stock held in their accounts. If no instruction to tender is received by the trustee from a participating employee, the Thrift Plan provides that any Ashland Coal Common Stock allocated to an employee's account will not be tendered.

ERISA FORFEITURE PLAN

    The ERISA Forfeiture Plan, administered by the P&C Committee, reimburses eligible key executive employees for Ashland Coal matching contributions forfeited in 1990 and subsequent years under the Thrift Plan because of limitations imposed by the Employee Retirement Income Security Act of 1974 (ERISA) on the amounts that can be allocated to such employees thereunder. These amounts are paid at the end of the plan year or, if approved by the P&C Committee, the employee may elect to defer payment of these amounts under the Deferred Compensation Plan for Key Employees described above. To date, no matching contributions have been forfeited.

SALARY CONTINUATION PLAN

    Ashland Coal has adopted a Salary Continuation Plan pursuant to which each regular, full-time salaried employee (including the executives named in the Summary Table, but excluding hourly employees, employees covered by collective bargaining, employees of entities in which Ashland Coal has a 50 percent or less ownership interest and certain international employees) is entitled to receive a certain lump sum payment and other benefits in the event of a "change in control" of Ashland Coal (as defined in this plan) and termination of a participant's employment without cause within two years following such a change in control. Benefits under the Salary Continuation Plan are determined according to the following schedule:

- -------------------------------------------------------------------
LENGTH OF SERVICE                                PAYMENT
- -------------------------------------------------------------------
Up to 5 full years                     3 months' compensation
6-10 full years                        6 months' compensation
11-15 full years                       1 years' compensation
16-20 full years                       1 1/2 years' compensation
20+ years                              2 years' compensation

    As of December 31, 1993, Messrs. Payne, Woodring, Besten, Solochek, and Layman had service under the Salary Continuation Plan of 17, 16, 21, 18 and 23 years, respectively.

PENSION PLAN

    The Ashland Coal, Inc. Pension Plan (Pension Plan) covers certain full-time salaried and hourly employees, including the executives named in the Summary Table set forth above. To the extent benefits under the qualified Pension Plan ever exceed the per annum limit established by the Internal Revenue Code of 1986 as amended by the Omnibus Budget Reconciliation Act of 1993, they would be payable under Ashland Coal's Nonqualified Excess Benefit Pension Plan which provides for the payment of benefits in excess of certain limitations imposed by the provisions of the Code. The following table shows the estimated benefits payable under the qualified Pension Plan and the Nonqualified Excess Benefit Plan using the benefit formula for salaried employees and assuming continued employment until the normal date of retirement at age 65.

                               PENSION PLAN TABLE

- -----------------------------------------------------------------------
                                   YEARS OF SERVICE
               --------------------------------------------------------
REMUNERATION      15         20          25          30          35
- -----------------------------------------------------------------------
 $   100,000   $  21,826  $  29,101  $   36,377  $   43,652  $   50,927
 $   125,000   $  27,451  $  36,601  $   45,752  $   54,902  $   64,052
 $   150,000   $  33,076  $  44,101  $   55,127  $   66,152  $   77,177
 $   175,000   $  38,701  $  51,601  $   64,502  $   77,402  $   90,302
 $   200,000   $  44,326  $  59,101  $   73,877  $   88,652  $  103,427
 $   225,000   $  49,951  $  66,601  $   83,252  $   99,902  $  116,552
 $   250,000   $  55,576  $  74,101  $   92,627  $  111,152  $  129,677
 $   275,000   $  61,201  $  81,601  $  102,002  $  122,402  $  142,802
 $   300,000   $  66,826  $  89,101  $  111,377  $  133,652  $  155,927

    Remuneration is computed only on annual salary shown in the Summary Table and excludes all other amounts shown in that Table. The benefits set forth in the table above assumes the remuneration set forth is the remuneration during the highest consecutive 36-month period of the final 120-month period prior to retirement. For the purposes of computing the Annual Retirement Benefit payable under the Pension Plan, no more than the remuneration limit established by the Code may be taken into account, which now is $150,000 pursuant to the Omnibus Budget Reconciliation Act of 1993.

    As of December 31, 1993, Messrs. Payne, Woodring, Besten, Solochek and Layman had credited service in the Pension Plan of 16 years, 15 years and 7 months, 20 years and 9 months, 17 years and 4 months, and 22 years and 5 months, respectively.

    The amounts in the foregoing table are shown on a straight life basis and are not subject to any reductions for Social Security or other benefits received by the participant. The amounts include the pre-January 1987 portion of the benefit vested and annuitized upon termination and re-establishment of the Pension Plan in January 1987. Under the Pension Plan, officers are entitled to benefits on the same basis as other salaried employees. For a complete discussion of the supplemental annual benefits payable upon retirement to William C. Payne under his supplemental retirement benefits agreement, see "Employment Contracts and Termination of Employment and Change in Control Arrangements" below.

    EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL
                                  ARRANGEMENTS

    In October 1990, Ashland Coal entered into a new supplemental retirement benefits agreement with Mr. Payne (Agreement) which terminated the previous supplemental retirement benefits agreement and the employment agreement each entered into with Mr. Payne in October 1988. The Agreement provides for different benefits depending upon whether Mr. Payne's service to Ashland Coal ends before, or on or after age 62 in the following circumstances. If before reaching age 62, Mr. Payne's employment is terminated by Ashland Coal without cause, he resigns for any reason following a change in control, or he retires with the consent of the Board of Directors of Ashland Coal, Mr. Payne would receive on an annual basis the greater of (a) 75% of the annualized average of his base monthly compensation (excluding incentive awards, bonus and other extraordinary compensation) in the most highly compensated 36 consecutive calendar month period during the 120 consecutive calendar month period prior to his retirement, or (b) 50% of his average base compensation plus average incentive compensation paid or accrued under Ashland Coal's Incentive Compensation Plan during the highest 36 months of the final 60 month period of his employment. Upon Mr. Payne's attaining age 62 after the occurrence of any of the events described in the preceding sentence, or if after age 62 any such events occur, or if Mr. Payne retires without the consent of the Board, then he is entitled to receive the retirement benefits described in clause (b) above. All benefits payable under the Agreement are reduced by any benefits of Mr. Payne under Ashland Coal's Pension Plan and any other qualified defined benefit pension plan maintained by Ashland Coal. As a consequence of this Agreement, Mr. Payne's benefits under the Pension Plan and the Nonqualified Excess Benefit Pension Plan will be supplemented by approximately $143,000 per year, assuming
(1) he retires at age 65, (2) that half of the sum of (A) his average base compensation paid during the highest 36 months of the final 60 month period of his employment and (B) his average incentive compensation paid during the highest 36 months of the final 60 month period of his employment is $238,000, and (3) that his regular benefit under the Pension Plan and the Nonqualified Excess Benefit Pension Plan upon retirement at age 65 would be $95,000. Benefits under the Agreement are not prorated on years of service, and are not payable if Mr. Payne's employment is terminated by Ashland Coal for cause.

                           COMPENSATION OF DIRECTORS

    Nonemployee directors of Ashland Coal during 1993 received an annual retainer of $18,000 and a $1,000 fee for each Board and Committee meeting attended and expenses incurred in attending all such meetings. A director who serves as a chairman of a committee is entitled to receive an additional $2,500 fee per year for each chairmanship held by such director. In addition, directors receive accidental death and dismemberment insurance coverage of $100,000. Messrs. Chellgren, Feazell, Quin and Yancey have waived the payment of their fees and retainers, which waiver may be withdrawn at any time. Under the Deferred Compensation Plan for Directors' Fees, a director who is separately compensated for his services on the Board or a committee of the Board may defer all or part of his director's retainer, meeting fees and any per diem compensation for special assignments. A director may elect to earn interest on deferred amounts based on either the prime rate (as quoted by Citibank, N.A. as its prime commercial lending rate on the last day of each calendar quarter) or based on a hypothetical investment in Ashland Coal Common Stock. Deferred amounts, plus earnings, are payable in cash to the director, his estate, or beneficiary over such period of time as might be designated by the director, in no event to extend beyond the twentieth anniversary of the termination of his services as a director.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    None of the members of either the P&C Committee or the KESA Committee are officers or employees of Ashland Coal or any of its subsidiaries or former officers or employees of Ashland Coal or any of its subsidiaries. Messrs. Michael G. Ziesler, Robert A. Charpie, and Thomas L. Feazell served on the P&C Committee for all of 1993 and Mr. Robert E. Yancey served on it after April 1993. Messrs. Michael G. Ziesler and Robert A. Charpie served on the KESA Committee for all of 1993. Mr. Robert B. Claytor served on the KESA Committee until his death in April 1993 and Mr. Robert L. Hintz served on it following his election to the Board in April 1993. Mr. Ziesler is an employee of Saarbergwerke A.G., and Mr. Schaefer was an employee of Saarbergwerke A.G. until his retirement. Messrs. Feazell and Yancey are employees of Ashland Oil, Inc. (SEE CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS FOR FURTHER INFORMATION ABOUT THE RELATIONSHIP OF ASHLAND COAL WITH ASHLAND OIL AND SAARBERG).

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Ashland Coal receives certain services from and provides certain services to Ashland Oil for which fees are charged between the companies. During 1993, Ashland Coal paid Ashland Oil $423,000 and Ashland Oil paid Ashland Coal $2,000 for these services.

    Ashland Coal also has purchased fuel, oil and other products from Ashland Oil at current market prices using standard purchase orders. Such purchases amounted to $4,205,000 in 1993.

    In 1981 Ashland Coal entered into a Coal Off-Take Agreement (Off-Take Agreement) with Saarberg that granted certain priority purchasing rights to Saarberg with respect to Ashland Coal's annual supply of coal that is not otherwise committed. The Off-Take Agreement was amended in 1982 to include Carboex and in 1988 to reflect, among other things, the new ownership interests of Saarberg and

Carboex. During 1992, the parties entered into a Restated Coal Off-Take Agreement (Restated Agreement) to restate in its entirety the Off-Take Agreement, as previously amended. The Restated Agreement provides that so long as Saarberg owns sufficient capital stock of Ashland Coal to elect one director to Ashland Coal's Board of Directors, it has the right to purchase 15 percent of Ashland Coal's coal in any year, and so long as Carboex owns sufficient capital stock to so elect one director, it has the right to purchase 10 percent of Ashland Coal's coal in any year, both to the extent not previously committed for sale to third parties. In each case, Saarberg and Carboex also are required to pay the prevailing market prices for any coal acquired under the Restated Agreement. During 1993, no coal was sold by Ashland Coal to Saarberg or Carboex under the Restated Agreement. However, during 1993, Ashland Coal paid Saarberg and its affiliates commissions of $13,000 in connection with certain export sales by Ashland Coal, and Saarberg paid Ashland Coal $1,408,000 for metallurgical coal purchased from Ashland Coal.

    By Coal Sales Agency Agreement dated December 12, 1991, as amended on January 26, 1993 (Agency Agreement), the Company appointed Saarberg and Carboex (collectively, Sales Agent), as its exclusive agent for the purpose of selling high volatile coking coal and PCI product from reserves controlled by Ashland Coal's subsidiaries for use in the steel making process to customers within an area of responsibility comprised of Europe, several neighboring Mediterranean countries and the former Soviet Union. Ashland Coal agreed to make available for sale pursuant to the Agency Agreement a minimum of 500,000 tons of high volatile coking coal per year. Pursuant to the Agency Agreement, the Sales Agent has certain options to request PCI product in substitution for high volatile coking coal. The Agency Agreement is for an initial term through December 31, 1997, subject to elective termination by Ashland Coal or the Sales Agent if certain sales volumes are not met by December 31, 1995. The agreement will be automatically extended through December 31, 2000, if certain sales volumes are achieved during the two-year period of calendar 1996 and 1997. During the duration of the Agency Agreement, Saarberg and Carboex may utilize the Off-Take Agreement only for the purchase of coal to be consumed (i) in their respective home countries, or (ii) by power plants that may hereafter be constructed outside their respective home countries in which either party holds an equity ownership position. During 1993, Ashland Coal paid each of Saarberg and Carboex $135,000 for their services as agents under the terms of the Agency Agreement.

    Management believes charges between Ashland Coal and Ashland Oil for services rendered or provided were reasonable, and that the other transactions described above were concluded on terms equivalent to those prevailing among unaffiliated parties.

    Ernst & Young, whose appointment as independent auditor for Ashland Coal is sought to be ratified under Item II, is also the independent auditor for Ashland Oil and Carboex.

                       ITEM II. RATIFICATION OF AUDITORS
                         (Proposal 2 on form of proxy)

    The Audit Committee of the Board of Directors recommended and, subject to stockholder ratification, the Board has appointed Ernst & Young to audit the accounts of Ashland Coal and its subsidiaries for the year ending December 31, 1994. Ernst & Young has audited the accounts of Ashland Coal and its subsidiaries for at least the last five years. Submission of the appointment to the stockholders for their ratification is not required. However, the Board will reconsider the appointment if it is not ratified by the stockholders. The holders of outstanding shares of Preferred Stock and Common Stock will vote together as one class with respect to this Proposal 2.

    The following resolution concerning the appointment of independent auditors will be offered at the meeting:

          "RESOLVED, that the appointment of Ernst & Young by the Board of Directors of the Corporation to audit the accounts of the Corporation and its subsidiaries for the year ending December 31, 1994, is hereby ratified."

    Abstentions and broker non-votes will not be counted as votes either for or against this proposal; however, an abstention or broker non-vote is in effect a vote against the adoption of this proposal because the affirmative vote of a majority of the shares of capital stock entitled to vote and present in person or represented by proxy at the meeting is required for the adoption of this proposal.

    Representatives of Ernst & Young will be present at the Annual Meeting and will have the opportunity to make a statement and to respond to appropriate questions.

                                 MISCELLANEOUS

    The expenses of solicitation of proxies for the Annual Meeting, including the cost of preparing and mailing this Proxy Statement and the accompanying material, will be paid by Ashland Coal. Such expenses may also include the charges and expenses of banks, brokerage houses and other custodians, nominees or fiduciaries for forwarding proxies and proxy material to beneficial owners of shares. Solicitation may be made by mail, telephone, telegraph and personal interview, and by regularly engaged officers and employees of Ashland Coal, who will not be additionally compensated therefor.

    The Board of Directors knows of no other matters to be voted upon at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their judgment.

    Any stockholder who executes a form of proxy may revoke it by giving written notice to the Secretary of Ashland Coal or by giving to the Secretary of the meeting a duly executed form of proxy bearing a date later than the form of proxy being revoked, at any time before such proxy is voted. Attendance at the meeting shall not have the effect of revoking a proxy unless the stockholder so attending shall, in writing, so notify the Secretary of the meeting prior to the voting of the proxy.

    A form of proxy which is properly signed, dated and not revoked will be voted in accordance with the instructions contained therein. IF NO INSTRUCTIONS ARE GIVEN, THE PERSONS NAMED IN THE FORM OF PROXY SOLICITED BY THE BOARD OF DIRECTORS INTEND TO VOTE FOR THE NOMINEES NAMED THEREIN FOR ELECTION AS
DIRECTORS; AND FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS INDEPENDENT AUDITORS FOR 1994.

    Any stockholder may strike out the names of the proxies designated by the Board of Directors on the form of proxy and may write in and substitute the name of any other person as proxy and may deliver the revised form of proxy to such other person whom the stockholder may wish to designate as proxy for the purpose of representing such stockholder at the meeting.

    STOCKHOLDER PROPOSALS: Proposals which are the proper subject for inclusion in the Proxy Statement and for consideration at the 1995 Annual Meeting of Stockholders must be received by Ashland Coal no later than November 21, 1994, in order to be included in Ashland Coal's Proxy Statement and form of proxy.

    Please fill in, sign and date the enclosed form of proxy and return it in the accompanying addressed envelope which requires no further postage if mailed in the United States. If you attend the Annual Meeting and wish to vote your shares in person, you may do so if you notify the Secretary of the meeting in writing prior to the voting of the proxy. Your cooperation in giving this matter your prompt attention will be appreciated.

                                                  ROY F. LAYMAN
                                          ADMINISTRATIVE VICE PRESIDENT
                                                  AND SECRETARY

Huntington, West Virginia
March 31, 1994

ASHLAND COAL, INC.
This Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting on April 29, 1994 p r o x y
The person(s) whose signature(s) appear(s) on the opposite side hereof hereby constitute(s) and appoint(s) Paul W. Chellgren and William C. Payne, and each of them, its true and lawful attorney and proxy with full power of substitution in each, to represent such person(s) at the Annual Meeting of Stockholders of Ashland Coal, Inc. to be held the Ashland Coal, Inc. Headquarters Building at 2205 Fifth Street Road, Huntington, West Virginia, at 10:30 a.m. on Friday, April 29, 1994, and at any adjournments thereof, and to vote, with all powers such person(s) would possess if present at such meeting (including, with respect to the election of directors, the power to cumulate votes and distribute such votes among the nominees), all shares of Preferred Stock credited to such person's(s) account(s) as of the record date for the Annual Meeting, on the matters set forth on the opposite side hereof and on all other matters properly coming before the meeting or any adjournments thereof.

Nominees for Election to the Board of Directors by the Preferred Stockholders:
Juan Antonio Ferrando, Werner Externbrink, Michael G. Ziesler
(change of address/comments)




(if you have written in the above space, please mark the corresponding box on the opposite side of this card)

See Reverse side
x
Please mark your votes as in this example.
9772
This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR all proposals.
The Board of Directors recommends a vote FOR all proposals.
For
Withheld
For
Against
Abstain
You are encouraged to specify your choices by marking the appropriate boxes and promptly returning this Proxy in the enclosed envelope, which requires no postage, but you need not mark any boxes if you wish to vote in accordance with the recommendations of the Board of Directors.

1. Election of Directors.
(see opposite side)
For, except vote withheld from the following nominees(s):

2. Ratification of Ernst & Young as Independent auditors for 1994.
Change of Address/Comments
on opposite side
I plan to attend the Annual Meeting
Signature(s)
Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title
Date

ASHLAND COAL, INC.
This Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting on April 29, 1994 p r o x y
The person whose signature appears on the opposite side hereof, as a participant in the Coal-Mac. Inc. Savings and Retirement Plan ("Plan"), hereby instructs Society National Bank, Trustee, to constitute and appoint Paul W. Chellgren and William C. Payne, and each of them, the lawful attorney and proxy of said Trustee with full power of substitution in each, to represent the interests of such person in the Common Stock of Ashland Coal, Inc. held under the terms of the Plan at the Annual Meeting of Stockholders of Ashland Coal, Inc. to be held at the Ashland Coal Headquarters Building at 2205 Fifth Street Road, Huntington, West Virginia, at 10:30 a.m.
on Friday, April 24,1994, and at any adjournmets thereof, and to vote, with all powers such person(s) would possess if proesent at such meeting (including with respect to the election of directors, the power to cumulate votes and distribute such votes among the nominees) and in accordance with the choices made on the oppsite side hereof, all shates of COmmon Stock credited to such person's account under the Plan as of the record date for the Annual Meeting, on the matters set forth on the opposite side hereof and on all other matters properly coming before the meeting or any adjournments thereof.

Nominees for Election to the Board of Directors by the Common Stockholders:

Robert A. Charpie, Paul W. Chellgren, Thomas L. Feazell,
Robert L. Hintz, William C. Payne, J. Marvin Quin, Robert E. Yancey, Jr. (change of address/comments)




(if you have written in the above space, please mark the corresponding box on the opposite side of this card)

See Reverse side
x
Please mark your votes as in this example.
9772
This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR all proposals.
The Board of Directors recommends a vote FOR all proposals.
For
Withheld  authority for all Nominees
For
Against
Abstain
You are encouraged to specify your choices by marking the appropriate boxes and promptly returning this Proxy in the enclosed envelope, which requires no postage, but you need not mark any boxes if you wish to vote in accordance with the recommendations of the Board of Directors.

1. Election of Directors.
(see opposite side)
For, except vote withheld from the following nominees(s):
2. Ratification of Ernst & Young as Independent auditors for 1994.
Change of Address/Comments
on opposite side
I plan to attend the Annual Meeting
Signature(s)
Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full tiltle as such.
2. Amendment of Restated Certificate of Incorporation.
Date

ASHLAND COAL, INC.
This Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting on April 29, 1994 p r o x y

The person whose signature appeats on the opposite side hereof, as a participant in the Ashland Coal, Inc. Employee Thrift Plan ("Plan"), hereby instructs Society National Bank, Trustee, to consitute and appoint
Paul W. Chellgren and William O. Payne, and each of them, the lawful attorney and proxy of said Trustee with full power of subsitution in each, to represent the interest of such person in the Common Stock of Ashland Coal, Inc.
held under the terms of the Plan at the Annual Meeting of Stockholders of Ashland Coal, Inc. to be held at the Ashland Coal Headquarters Building at 2205 Fifth Street Road, Huntington, West Virginia, at 10:30 a.m. on
Friday, April 23, 1994, and at any adjournments thereof, and to vote in accordance withthe choices made on the opposite side hereof, all shares of Common Stock credited to the Annual Meeting, on the matters set forth on the opposite side hereof and on matters set forht on the opposite side hereof and on all othe matters properly coming before the meeting or any adjournments thereof.

Nominees for Election to the Board of Directors by the Common Stockholders:

Robert A. Charpie, Paul W. Chellgren, Thomas L. Feazell,
Robert L. Hintz, William C. Payne, J. Marvin Quin, Robert E. Yancey, Jr. (change of address/comments)




(if you have written in the above space, please mark the corresponding box on the opposite side of this card)

See Reverse side
x
Please mark your votes as in this example.
9772
This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR all proposals.
The Board of Directors recommends a vote FOR all proposals.
For
Withheld
For
Against
Abstain
You are encouraged to specify your choices by marking the appropriate boxes and promptly returning this Proxy in the enclosed envelope, which requires no postage, but you need not mark any boxes if you wish to vote in accordance with the recommendations of the Board of Directors.
1. Election of Directors.
(see opposite side)
For, except vote withheld from the following nominees(s):
2. Ratification of Ernst & Young as Independent auditors for 1994.
Change of Address/Comments
on opposite side
I plan to attend the Annual Meeting
Signature(s)
Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title

ASHLAND COAL, INC.
This Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting on April 29, 1994 p r o x y
The person(s) whose signature(s) appear(s) on the opposite side hereof hereby constitute(s) and appoint(s) Paul W. Chellgren and William C. Payne, and each of them, his or her (their) true and lawful attorney and proxy with full power of substitution in each, to represent such person(s) at the Annual Meeting of Stockholders of Ashland Coal, Inc. to be held at the Ashland Coal, Inc. Headquarters Building at 2205 Fifth Street Road, Huntington, West Virginia, at
10:30 a.m. on Friday, April 29, 1994, and at any adjournments thereof, and to vote, with all powers such person(s) would possess if present at such meeting (including with respect to the election of directors, the power to cumulate votes and distribute such votes among the nominees), all shares of Common Stock credited to such person'(s) account(s) as of the record date for the Annual Meeting, on the matters set forth on the opposite side hereof and all other matters properly coming before the meeting or any adjournments thereof.

Nominees for Election to the Board of Directors by the Common Stockholders:

Robert A. Charpie, Paul W. Chellgren, Thomas L. Feazell, Robert L. Hintz, J. Marvin Quin, William C. Payne, Robert E. Yancey, Jr.
(change of address/comments)




(if you have written in the above space, please mark the corresponding box on the opposite side of this card)

See Reverse side
x
Please mark your votes as in this example.
9772
This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR all proposals.
The Board of Directors recommends a vote FOR all proposals.
For
Withheld
For
Against
Abstain
You are encouraged to specify your choices by marking the appropriate boxes and promptly returning this Proxy in the enclosed envelope, which requires no postage, but you need not mark any boxes if you wish to vote in accordance with the recommendations of the Board of Directors. Your shares cannot be voted unless you sign and return this card.

1. Election of Directors.
(see opposite side)
For, except vote withheld from the following nominees(s):
2. Ratification of Ernst & Young as Independent auditors for 1994.
Change of Address/Comments
on opposite side
I plan to attend the Annual Meeting
Signature(s)
Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title